YieldMax CVNA Option Income Strategy ETF
Schedule of Investments
January 31, 2026 (Unaudited)

PURCHASED OPTIONS - 10.5% (a)	Notional Amount	Contracts	Value
Call Options - 10.5%
Carvana Co. (b)(c)(d)
Expiration: 02/06/2026; Exercise Price: $410.00	$5,013,875	125	$134,687
Expiration: 02/06/2026; Exercise Price: $412.50	5,013,875	125	124,063
Expiration: 02/06/2026; Exercise Price: $415.00	1,002,775	25	23,750
Expiration: 02/06/2026; Exercise Price: $430.00	3,008,325	75	38,625
Expiration: 02/06/2026; Exercise Price: $432.50	2,005,550	50	24,000
Expiration: 02/06/2026; Exercise Price: $440.00	5,414,985	135	43,133
Expiration: 02/06/2026; Exercise Price: $442.50	3,008,325	75	22,312
Expiration: 02/06/2026; Exercise Price: $445.00	4,011,100	100	24,850
Expiration: 02/06/2026; Exercise Price: $447.50	9,426,085	235	49,115
Expiration: 02/06/2026; Exercise Price: $450.00	4,011,100	100	18,750
Expiration: 02/20/2026; Exercise Price: $400.00	45,927,095	1,145	4,308,063
TOTAL PURCHASED OPTIONS (Cost $6,705,765)			4,811,348

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 97.8%		Principal
4.00%, 02/19/2026 (e)(f)		$8,446,000	8,431,666
3.77%, 04/09/2026 (e)(f)		7,839,000	7,787,510
3.59%, 05/12/2026 (e)(f)		3,842,000	3,804,281
3.51%, 06/11/2026 (e)(f)		8,625,000	8,516,056
3.85%, 07/09/2026 (e)(f)		8,060,000	7,935,977
3.65%, 08/06/2026 (e)(f)		8,550,000	8,395,999
TOTAL U.S. TREASURY BILLS (Cost $44,857,489)			44,871,489

MONEY MARKET FUNDS - 1.8%		Shares
First American Government Obligations Fund - Class X, 3.61% (g)		840,621	840,621
TOTAL MONEY MARKET FUNDS (Cost $840,621)			840,621

TOTAL INVESTMENTS - 110.1% (Cost $52,403,875)			50,523,458
Liabilities in Excess of Other Assets - (10.1)%			(4,635,552)
TOTAL NET ASSETS - 100.0%			$45,887,906

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	The rate shown is the annualized yield as of January 31, 2026.
(f)	All or a portion of the security has been pledged as collateral for written options. The fair value of securities committed as collateral as of January 31, 2026 was $44,871,489.
(g)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

YieldMax CVNA Option Income Strategy ETF
Schedule of Written Options
January 31, 2026 (Unaudited)

WRITTEN OPTIONS - (10.9)%	Notional Amount	Contracts	Value
Call Options - (2.0)%
Carvana Co. (a)(b)
Expiration: 02/06/2026; Exercise Price: $397.50	$(5,013,875)	(125)	$(225,938)
Expiration: 02/06/2026; Exercise Price: $400.00	(1,002,775)	(25)	(41,812)
Expiration: 02/06/2026; Exercise Price: $402.50	(5,013,875)	(125)	(202,188)
Expiration: 02/06/2026; Exercise Price: $417.50	(5,013,875)	(125)	(111,250)
Expiration: 02/06/2026; Exercise Price: $420.00	(4,011,100)	(100)	(79,250)
Expiration: 02/06/2026; Exercise Price: $425.00	(1,403,885)	(35)	(21,087)
Expiration: 02/06/2026; Exercise Price: $427.50	(7,019,425)	(175)	(98,000)
Expiration: 02/06/2026; Exercise Price: $435.00	(13,437,185)	(335)	(155,775)
Total Call Options			(935,300)

Put Options - (8.9)%
Carvana Co., Expiration: 02/20/2026; Exercise Price: $400.01 (a)(b)	(45,927,095)	(1,145)	(4,080,916)
TOTAL WRITTEN OPTIONS (Premiums received $4,200,205)			$(5,016,216)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

YieldMax CVNA Option Income Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$4,811,348	$–	$4,811,348
U.S. Treasury Bills	–	44,871,489	–	44,871,489
Money Market Funds	840,621	–	–	840,621
Total Investments	$840,621	$49,682,837	$–	$50,523,458

Liabilities:
Investments:
Written Options	$–	$(5,016,216)	$–	$(5,016,216)
Total Investments	$–	$(5,016,216)	$–	$(5,016,216)

Refer to the Schedule of Investments for further disaggregation of investment categories.